UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2018

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 16, 2018, Infrastructure and Energy Alternatives, Inc. (the “Company”) entered into the Second Amendment and Restatement Agreement (the “Second A&R Credit Agreement”), which amends and restates that certain Amendment and Restatement Agreement, dated November 2, 2018, which amended and restated that certain Credit Agreement, dated September 25, 2018, by and among the Company, as a guarantor thereunder, IEA Intermediate Holdco, LLC, as a guarantor thereunder, IEA Energy Services LLC (“IEA”), as borrower, certain subsidiaries of the Company, as guarantors thereunder, Jefferies Finance LLC, as administrative and collateral agent, KeyBank National Association, as revolving agent, and certain other parties party thereto as lenders thereunder.

The Second A&R Credit Agreement amended certain of the negative covenants set forth in the existing Credit Agreement. In addition, the Second A&R Credit Agreement reduced the size of the incremental facility that can be incurred without IEA meeting a specified first lien net leverage ratio to $50 million. Incremental facilities may be added from time to time with consent required only from those lenders that participate in such incremental facility, provided that no existing lender is under any obligation to provide any commitment to an incremental facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Second A&R Credit Agreement under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Second Amendment and Restatement Agreement, dated as of November 16, 2018, by and among Infrastructure and Energy Alternatives, Inc., as a Guarantor thereunder, IEA Intermediate Holdco, LLC as a Guarantor thereunder, IEA Energy Services LLC, as the Borrower, the subsidiary guarantors party thereto and Jefferies Finance LLC, as Administrative Agent and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2018

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer